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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 19, 1996      (December 5, 1996)
                                                  -------------------------------------------

                                   333-3344
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                           (Commission File Number)

                            SUSA PARTNERSHIP, L.P.
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            (Exact name of registrant as specified in its charter)


      Tennessee                                                62-1554135
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State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization                            Identification Number)

10440 Little Patuxent Parkway, Columbia, Maryland                 21044
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (410) 730-9500
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ITEM 5: OTHER EVENTS


SUSA Partnership, L.P. (the "Partnership") has, since October 15, 1996, consummated the acquisition of 26 self-storage facilities. The sole general partner in the Partnership, Storage USA, Inc. (the "Company"), a Tennessee corporation, is a self-administered and self-managed real estate investment trust ("REIT"). The 26 facilities totaling approximately 1,741,000 square feet are located in 9 states and were purchased for approximately $ 102.7 million.

The Partnership managed, for a fee, the one facility acquired on November 26, 1996 (indicated with a *).

All of the facilities were acquired with cash or units of limited partnership interest in the Partnership ("Units"). The acquisitions were funded by cash generated from operations, the issuance of Units, the issuance of $100 million of 7.125% Notes of SUSA Partnership, L.P. due on November 1, 2003, the assumption of certain mortgages payable, and borrowings under the Partnership's lines of credit with The First National Bank of Chicago and First Tennessee Bank. Each of the facilities acquired was used by the seller as a self-storage facility prior to its acquisition by the Partnership, and the Partnership intends to continue the use of all facilities for that purpose. The Partnership's management determined the contract price through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amounts of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

The following provides certain additional information concerning the 26 facilities acquired:




LOCATION                             SELLER                                                DATE OF ACQUISITION
Troy, Michigan                       NSS Michigan, LP                                          October 16, 1996
Grand Rapids, Michigan               NSS Michigan, LP                                          October 16, 1996
Grandville, Michigan                 NSS Michigan, LP                                          October 16, 1996
Mesa, Arizona                        A Advance Stor N Lock                                     October 29, 1996
Sugarland, Texas                     C. W. Hurd, Jr.                                           November 5, 1996
Nashville, Tennessee                 Haywood Lane Joint Venture                                November 5, 1996
Nashville, Tennessee                 Murfreesboro Road Joint Venture                           November 5, 1996
Mesa, Arizona                        White, Howell, & Hall, LLC                                November 5, 1996
Birmingham, Alabama                  Colonial Realty, LP                                      November 12, 1996
Fredricksburg, Virginia              Westwood Self Storage Park, LP                           November 15, 1996
Fredricksburg, Virginia              Four Mile Fork Self Storage                              November 15, 1996
Stafford, Virginia                   Aquia Self Storage, LP                                   November 15, 1996
Charlottesville, Virginia            RIO-29 Self Storage, LP                                  November 15, 1996
Nashville, Tennessee                 Estate of E. Schatten & The Paul Gold Family Trust       November 18, 1996
Antioch, Tennessee                   Bruce H. Gold & The Paul Gold Family Trust               November 18, 1996
Nashville, Tennessee                 Bruce H. Gold, et al                                     November 18, 1996
Nashville, Tennessee                 Shirley S. Gold, et al                                   November 18, 1996
Franklin, Tennessee                  Bruce H. Gold & The Paul Gold Family Trust               November 18, 1996
Sacramento, California               Chartwell Mini-Storage, LP                               November 18, 1996
Baltimore, Maryland *                Terminal Building Associates                             November 26, 1996
Harrison, New Jersey                 International American Company                            December 5, 1996
Orange, New Jersey                   Orange Mini-Storage, LP                                   December 5, 1996
Secaucus, New Jersey                 Larosan Enterprises, LLC                                  December 5, 1996
Flanders, New Jersey                 P.F.Rosenberg Assoc. LLC, et al                           December 5, 1996
Hackensack, New Jersey               Larosan Enterprises, LLC                                  December 5, 1996
Phoenix, Arizona                     Four S Properties                                        December 17, 1996



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The following unaudited data related to the facilities is derived from the
Partnership's internal records as of the last day of the month following closing, or the most current information available:


                                           SQUARE     RENT PER         ECONOMIC      PHYSICAL
LOCATION                                    FEET     SQUARE FOOT      OCCUPANCY     OCCUPANCY  TOTAL UNITS  CONTRACT PRICE
--------                                    ----     -----------      ---------     ---------  -----------  --------------
Troy, Michigan                             59,180       $11.06            91%           97%         511     $  4,677,000
Grand Rapids, Michigan                     53,943         6.98            91%           95%         638        2,213,000
Grandville, Michigan                       59,754         6.18            86%           90%         599        2,414,000
Mesa, Arizona                              59,825         6.57            74%           90%         602        2,052,000
Sugarland, Texas                           54,910         9.11            46%           54%         478        2,500,000
Nashville, Tennessee                       48,225         6.98            84%           92%         466        1,525,000
Nashville, Tennessee                       35,925         7.13            75%           83%         350        1,250,000
Mesa, Arizona                             122,328         5.47            55%           71%         865        3,355,000
Birmingham, Alabama                        36,250         7.45            70%           74%         272        1,283,000
Fredricksburg, Virginia                    50,258        10.50            64%           71%         564        3,117,000
Fredricksburg, Virginia                    47,475        10.30            66%           74%         471        2,468,000
Stafford, Virginia                         51,286        10.60            67%           73%         469        2,773,000
Charlottesville, Virginia                  46,425        10.66            55%           64%         484        2,763,000
Nashville, Tennessee                       55,432        11.42            75%           82%         538        4,680,000
Antioch, Tennessee                         65,300         8.93            71%           75%         567        3,092,000
Nashville, Tennessee                      101,475         8.25            82%           81%         684        5,302,000
Nashville, Tennessee                      101,875         7.85            64%           68%         699        4,496,000
Franklin, Tennessee                        72,600         7.97            72%           72%         566        3,099,000
Sacramento, California                     77,869         6.76            76%           89%         711        2,356,000
Baltimore, Maryland                        82,174         9.84            81%           85%         846        5,650,000
Harrison, New Jersey                       29,812        19.34            79%           82%         585        2,903,000
Orange, New Jersey                         80,815        18.56            84%           85%       1,018        8,516,000
Secaucus, New Jersey                      117,950        15.23            83%           92%       1,181       10,127,000
Flanders, New Jersey                       25,840        14.44            71%           88%         216        2,207,000
Hackensack, New Jersey                    123,735        17.75            79%           82%       1,482       13,073,000
Phoenix, Arizona                           80,115        10.93            68%           70%         708        4,855,000
                                    ------------------------------------------------------------------------------------

                                        1,740,776       $10.32            75%           80%      16,570     $102,746,000
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





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ITEM 7:          FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS APPLICABLE TO REAL ESTATE PROPERTIES ACQUIRED.

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3). The required financial information and additional information will be filed by amendment within 60 days of the date of filing of this Report.

(b)      PRO FORMA FINANCIAL INFORMATION

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the pro forma financial information pursuant to
         Article 11 of Regulation S-X as required by Item 7(b)(1). The required pro forma financial information will be filed by amendment within 60 days of the date of filing this Report.

(c)      EXHIBITS

         None.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DATED:  December 19, 1996

                                        SUSA PARTNERSHIP, L.P., by
                                        STORAGE USA INC.
                                        its general partner

                                        By:    /s/ Thomas E. Robinson
                                            -------------------------
                                        Thomas E. Robinson
                                        President and
                                        Chief Financial Officer





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